Exhibit 10.10

Investment Agreement Regarding Tianjin Hongen Perfect Future Education Technology Co., Ltd.

This Investment Agreement (this “Investment Agreement”) was signed in Shenzhen, China, among the following parties on October 25, 2019 (the “Signing Date”):

(1)                       Tianjin Hongen Perfect Future Education Technology Co., Ltd., a limited liability company registered and incorporated in Tianjin on March 30, 2016 (Unified Social Credit Code: **********), with its legal representative being Dai Peng, (the “Target Company”);

(2)                   Chi Hanfeng, a Chinese citizen, whose identity card number is ********** (the “Founding Shareholder”);

(3)                       Liang Tian, a Chinese citizen, whose identity card number is **********;

(4)                       Sanming Juyichang Enterprise Management Service Partnership (Limited Partnership), a limited partnership registered and established in Sanming, Fujian Province on July 16, 2019 (Unified Social Credit Code: **********), with its executive partner being Sanming Shaxian Renchang Enterprise Management Services (“Juyichang”);

(5)                   Sanming Jushengyi Enterprise Management Service Partnership (Limited Partnership), a limited partnership registered and established in Sanming, Fujian Province on August 26, 2019 (Unified Social Credit Code: **********), with its executive partner of Sanming Jiangle Taihong Enterprise Management Services (“Jushengyi”);

(Chi Hanfeng, Liang Tian, Juyichang and Jushengyi are collectively referred to as the “Existing Shareholders”, and Chi Hanfeng is referred to as the “Founding Shareholder”);

(6)             Tianjin Share Xinghan Enterprise Management Consulting Partnership (Limited Partnership) [the specific name shall be subject to the business license issued by the industrial and commercial bureau], a limited partnership in which Shenzhen Sharing Growth Investment Management Co., Ltd. serves as the general partner and the following parties and other parties (if any) serve as the limited partners: Ningbo Meishan Bonded Port Area Hundun Phase I Investment Partnership (Limited Partnership), Shenzhen Xiangju Venture Capital Investment Partnership (Limited Partnership), and Ningbo Meishan Bonded Port Area Share Chuangxin Investment Partnership (Limited Partnership), with its executive partner being Shenzhen Share Growth Investment Management Co., Ltd. and Bai Wentao delegated as the representative (the “Limited Partnership of Share”);

The aforesaid parties are referred to herein, individually, as a “Party” and collectively as the “Parties”.

Whereas:

(1)                      The Target Company intends to set up a VIE structure, register a company overseas, and take it as the entity for listing (the “Entity for Overseas Listing”);

(2)                      The Target Company, the Founding Shareholder, and other related parties signed the Capital Increase Agreement Regarding Tianjin Hongen Perfect Future Education Technology Co., Ltd. (hereinafter referred to as the “Capital Increase Agreement”) and the Shareholders’ Agreement Regarding Tianjin Hongen Perfect Future Education Technology Co., Ltd. (hereinafter referred to as the “Shareholders’ Agreement”) on October 25, 2019;

(3)                      In accordance with the Capital Increase Agreement, the Shareholders’ Agreement and this Investment Agreement, the Limited Partnership of Share are obliged to, by themselves or as the shareholders of Sanming Kangqian Information Technology Service Co, Ltd. (the “SPV”), invest RMB ONE HUNDRED AND SIXTY MILLION (RMB160,000,000) (hereinafter referred to as the “Capital Increase”) in total in the Target Company and its Entity for Overseas Listing at the price calculated according to post-investment value of the Target Company, RMB THREE BILLION TWO HUNDRED MILLION (RMB3,200,000,000), and shall obtain the corresponding equity of the Target Company and/or the Entity for Overseas Listing after the completion of the Capital Increase.

Therefore, to safeguard the Target Company’s building of the VIE structure and its domestic restructuring for its overseas listing and protect the rights and interests of all parties, the Parties hereby agree as follows:

Article 1                The Limited Partnership of Share Shall Accept the Equity of the SPV and Fulfill the Obligation for Contributions

1.1           The Limited Partnership of Share are obliged to sign the Equity Transfer Agreement and other necessary documents with the Founding Shareholder at the time required by the Target Company to accept the 100% equity of the SPV held by the Founding Shareholder, and they are also obliged to cooperate with the Founding Shareholder and the SPV to handle the industrial and commercial registration of changes at the time required by the Target Company;

1.2           The Limited Partnership of Share has known and agreed that the SPV has signed Annex I (Capital Increase Agreement) and Annex II (Shareholders’ Agreement) attached hereto, and the Limited Partnership of Share agree that upon becoming shareholders of the SPV, they will be obliged to take all necessary actions to cause the SPV to comply with the provisions of the Capital Increase Agreement and the Shareholders’ Agreement, including but not limited to:

1)             Upon becoming shareholders of the SPV, timely invest in the SPV to ensure that the SPV can pay the first and second installments for the capital increase to the Target Company and/or its Entity for Overseas Listing as agreed in the Capital Increase Agreement;

2)             Waive the preemptive right, the right of first refusal, the tag-along right, the liquidation preference, the right for valuation guarantee and new investment guarantee, and any other provisions that may constitute a legal obstacle to the initial public offering and listing of the Entity for Overseas Listing or have any adverse effect on the listing process during the window period and the review period of the listing application.

1.3           The Parties agree that the Investor may invest RMB FORTY MILLION (RMB40,000,000) (inclusive) at most in the Entity for Overseas Listing of the Target Company providing that such Investor has invested at least RMB ONE HUNDRED AND TWENTY MILLION (RMB120,000,000) (inclusive) in the Target Company in China.

Article 2                The Limited Partnership of Share Shall Handle the ODI Registration and Obtain the Shares of the Entity for Overseas Listing

2.1               The Limited Partnership of Share are obliged to, pursuant to applicable laws and regulations, submit the registration files and application for filing used for approval and filing of domestic enterprises’ overseas investment to the competent commercial authority, the development and reform authority and the foreign exchange authority on the next working day following the incorporation date of the wholly foreign-owned enterprise (“WFOE”) established by the Entity for Overseas Listing, and the Limited Partnership of Share shall make every effort to ensure that the approval and filing of the overseas direct investment by domestic enterprises (the “ODI Registration”) is completed no later than December 15, 2019 (the “Latest Date of ODI”).

In the event that the Limited Partnership of Share fails to complete the ODI Registration before or on the Latest Date of ODI, the Parties shall further negotiate the specific way for the Limited Partnership of Share to hold shares of the Entity for Overseas Listing. Regardless of the specific results of the negotiation and the determined way of shareholding, if the Limited Partnership of Share or their related parties, for any reason, do not complete the Exit of Domestic Companies or still hold the equity of the SPV, resulting in that they indirectly hold the equity of the Target Company, the Limited Partnership of Share or their related parties shall, as per the time required by the Target Company, be obliged to take all necessary actions to require the SPV to sign the whole set of VIE agreements as necessary for the listing of the Target Company or its Entity for Overseas Listing.

2.2               The Parties shall agree that, the Limited Partnership of Share shall, in the name of the entity of their ODI Registration or other entity that may legally hold the rights and interests of the Entity for Overseas Listing abroad (the “Investor’s Overseas Shareholding Entity”), subscribe the shares of the Entity for Overseas Listing with the corresponding shareholding ratio (“Overseas Shareholding”) in accordance with the paid-in capital contribution of the SPV and the Investor’s Overseas Shareholding Entity to the Target Company and the Entity for Overseas Listing as of December 15, 2019 (the “Paid-in Capital Contribution”) and the basic number of the shares already issued by the Entity for Overseas Listing, and the rights of Sanming Kangqian Information Technology Co., Ltd. under the Capital Increase Agreement and the Shareholders’ Agreement shall be reflected in the rights of the Investor’s Overseas Shareholding Entity at the level of the Entity for Overseas Listing within the scope permitted by laws and regulations providing that it will not have any adverse effect on the listing of the Entity for Overseas Listing.

2.3               Proportions of Overseas Shareholding

1)             The Parties agree that on the premise that the Entity for Overseas Listing does not introduce any other shareholder(s) other than the Existing Shareholders and the Investor’s Overseas Shareholding Entity (“New Shareholder(s)”), the equity proportion of the Entity for Overseas Listing that the Investor’s Overseas Shareholding Entity has the right to subscribe = the Paid-in Capital Contribution/RMB ONE HUNDRED AND SIXTY MILLION (RMB160,000,000)*5%.

2)             If the Entity for Overseas Listing has introduced New Shareholders before qualified IPO and such New Shareholders invest at a price calculated according to the post-investment valuation of the Target Company, RMB THREE BILLION AND TWO HUNDRED MILLION (RMB3,200,000,000) (such New Shareholders are referred to as the “New Shareholders of the Same Round”), the equity proportion of the Entity for Overseas Listing that the Investor’s Overseas Shareholding Entity has the right to subscribe = the Paid-in Capital Contribution/RMB ONE HUNDRED AND SIXTY MILLION (RMB160,000,000)*5%.

3)             If the Entity for Overseas Listing introduces New Shareholders before qualified IPO and such New Shareholders invest at a price calculated according to the pre-investment valuation of the Target Company not less than RMB THREE BILLION AND TWO HUNDRED MILLION (RMB3,200,000,000) (such New Shareholders are referred to as the “New Shareholders of the Next Round”), the equity proportion of the Entity for Overseas Listing before the introduction of the New Shareholders that the Investor’s Overseas Shareholding Entity has the right to subscribe = the Paid-in Capital Contribution/RMB ONE HUNDRED AND SIXTY MILLION (RMB160,000,000)*5%; after the Investor’s Overseas Shareholding Entity completes the subscription above and the New Shareholders of the Next Round has become shareholder of the Entity for Overseas Listing, the shareholding ratio of the Investor’s Overseas Shareholding Entity in the Entity for Overseas Listing will be diluted.

2.4               The Parties agree that they will do their best to avoid any loss of tax base of the Limited Partnership of Share because the cost of investment in the Target Company and the Entity for Overseas Listing Subject cannot be deducted before the payment of taxes.

2.5               The Parties shall acknowledge that all the preferential rights enjoyed by the Limited Partnership of Share in the Entity for Overseas Listing Subject shall terminate upon the listing of the Entity for Overseas Listing; all the preferential rights enjoyed by the SPV in the Target Company shall terminate from the date of completion of the Overseas Shareholding.

2.6               The Limited Partnership of Share agree that they will do their best to complete all the legal procedures required for such Overseas Shareholding, including but not limited to: (i) completing the ODI Registration on time according to the time specified in this Investment Agreement; (ii) signing the share subscription agreement and other relevant contracts with the Entity for Overseas Listing; (iii) obtaining the permission and approval as necessary for Overseas Shareholding and carrying out assets appraisal (if necessary) according to the requirements of the internal articles of association or the partnership agreement.

2.7               The Limited Partnership of Share shall promise to waive the preemptive right, the right of first refusal, the tag-along right, the liquidation preference, the right for valuation guarantee and new investment guarantee, and any other provisions that may constitute a legal obstacle to the initial public offering and listing of the Entity for Overseas Listing or have any adverse effect on the listing process during the window period and the review period of the listing application.

2.8               In case that any one of the following circumstances occurs, the rights and arrangements waived by the Limited Partnership of Share shall be immediately and automatically restored, and such rights and arrangements shall be deemed to have never been waived:

(1)              The Company fails to submit the application for formal IPO and listing after the end of the window period (fails to conduct the first confidential filing for going public in the U.S. Stock market);

(2)              The Company voluntarily withdraws its IPO and listing application;

(3)              The Company has submitted a formal listing application, but it is rejected by the relevant listing regulatory authorities (including but not limited to the securities regulatory commission and the stock exchange).

2.9               The Target Company and the Existing Shareholders undertake that the Target Company or the Entity for Overseas Listing shall apply for listing when the requirements for qualified IPO are satisfied; if the Target Company or the Entity for Overseas Listing cannot meet the requirements for qualified IPO, it is not allowed to be listed. The binding force of the aforementioned commitments on the Target Company and the Existing Shareholders shall not be affected because the Entity for Overseas Listing is in the window period or the review period for listing.

The qualified IPO means that the Target Company or the related entity after its restructuring complete the initial public offering with the pre-money market capitalization being no less than RMB 3,200,000,000 in Shanghai Stock Exchange, Shenzhen Stock Exchange, the main board of Hong Kong Stock Exchange, New York Stock Exchange, and NASDAQ or other stock markets recognized jointly by the Parties.

Article 3                The Limited Partnership of Share Shall Transfer the Equity of the SPV

3.1           The Parties agree that the Limited Partnership of Share are obliged to transfer the equity of the SPV to the Founding Shareholder within ten (10) working days since the date when the Investor’s Overseas Shareholding Entity legally completes the overseas shareholding (for the avoidance of ambiguities and to be efficient, the date shall be subject to the date when the Investor’s Overseas Shareholding Entity and the Entity for Overseas Listing sign the share subscription agreement)(“Exit of Domestic Companies”).

3.2           The Parties hereby agree that the Founding Shareholder shall not pay any consideration to the Limited Partnership of Share for such Exit; in the event that the Limited Partnership of Share actually obtain benefits from the Exit as a result of provisions of laws and regulations or the exit arrangements determined by the Target Company, the Limited Partnership of Share shall immediately return such received benefits to the Founding Shareholder.

Article 4                Commitment to Equity Redemption

4.1           The Target Company and the Founding Shareholder shall undertake and warrant that, if any of the following circumstances occurs upon the closing of Capital Increase, the Limited Partnership of Share shall have the right to require the Founding Shareholder or the Target Company to redeem all or part of the equity of the SPV in their possession (the “Equity Redemption”), and the Limited Partnership of Share shall have the right to decide whether to exercise Equity Redemption or not after the expiration of 5 years since the closing day and within 1 year from the day when the redeem conditions are triggered, or at the time agreed otherwise by the Parties(the “Period for the Exercise of the Redemption Right”);

1)             The Target Company or the Entity for Overseas Listing fails to realize the qualified IPO or qualified acquisition prior to the expiration of 5 years since the closing day; or

2)             The Target Company or the Founding Shareholder expressly gives up the IPO of the Target Company or the Entity for Overseas Founding prior to the expiration of 5 years since the closing day.

4.2           The Limited Partnership of Share shall notify the Founding Shareholder or the Target Company in writing during the Period for the Exercise of the Redemption Right of the Equity Redemption. The Founding Shareholder or the Target Company shall pay off the total amount payable for the Equity Redemption to the Limited Partnership of Share within two (2) months upon receiving the written notice relating to the Equity Redemption from the Limited Partnership of Share.

The price for the Equity Redemption of the Limited Partnership of Share = the total amount of the principal and interest calculated from the total capital increase paid by the Limited Partnership of Share through the SPV to the Target Company or the Entity for Overseas Listing at the annual simple interest rate of 10% - the total amount of dividends (if any) obtained from the Target Company by the Limited Partnership of Share through the SPV.

Wherein, the interest period for the interest of each installment of the capital increase shall be from the date when each installment is paid to the date when the Founding Shareholder pays off the amount for the Equity Redemption.

Article 5                Each party shall commit to the other parties that, except for the disclosure to intermediaries and regulatory authorities for the listing of the Target Company or its Entity for Overseas Listing or the disclosure in the prospectus and other listing-related documents, without the prior written consent from the other parties, no party shall disclose the existence of this Investment Agreement and its terms (the “Confidential Information”) to any third party, or use the Confidential Information in a way that may harm the other parties. In addition, each party shall impel its directors, senior executives, employees, agents, consultants, related parties, and such related parties’ directors, senior executives, employees, agents, and consultants (collectively as “the Party’s Representatives”) to comply with the foregoing provisions.

Article 6                Words and expressions not defined in this Investment Agreement shall have the same meaning as those in the Capital Increase Agreement and the Shareholders Agreement.

Article 7                Liabilities for Breach of Contract

Unless otherwise agreed herein, if any party violates any representation or warranty it makes under this Investment Agreement or fails to fully fulfill its responsibilities or obligations hereunder, this party shall compensate the other parties for all the direct losses, damages, liabilities and/or expenses arising therefrom.

Article 8                Representations and Warrants

The Parties shall mutually undertake and warrant as follows:

8.1               Each party shall warrant that it is legally qualified to sign this Investment Agreement and fulfill its obligation hereunder. This Investment Agreement, upon being signed, shall be legal, effective, enforceable, and binding upon the Parties, and each party shall execute this Investment Agreement in good faith.

8.2               Signing and performance of this Investment Agreement by the Parties does not violate any applicable laws, regulations, normative documents or licenses or approvals given by government authorities, nor does it violate any organizational documents binding upon them or any contracts or agreements concluded between them and any third party (or the consent or approval obtained from any third party).

8.3               This Investment Agreement, upon being signed by the Parties, shall constitute their legal and valid obligations with binding force on them; the Parties shall take all necessary actions to ensure the full implementation of the terms herein and to avoid behaviors inconsistent with the terms.

8.4               The Parties shall mutually warrant the authenticity and completeness of all the materials confirmed by the Parties and provided to other parties for this transaction, and shall promise to undertake the confidentiality obligation to the trade secrets of other parties they have known. Otherwise, they shall compensate for the relevant losses suffered by the other parties.

8.5               The Parties shall mutually undertake and warrant that they are not involved in any illegal or fraudulent matters which would have a material adverse effect on the transaction, any matter set forth in this Investment Agreement, and the other parties.

8.6               The performance of this Investment Agreement by the Parties is a commercial activity. All the warranties and commitments made pursuant to this Investment Agreement shall be consecutive and irrevocable and shall not be affected by any disputes, legal proceedings, or other factors. The successors and agents of the Parties hereto shall bear consecutive obligations and responsibilities with respect to the warranties and commitments made hereunder and the obligations that the Parties shall fulfill according to this Investment Agreement.

Article 9                This Investment Agreement shall be governed and interpreted by Chinese laws. The Parties shall endeavor to solve any disputes arising from the signing and performance of this Investment Agreement through amicable negotiation; if the dispute cannot be solved through negotiation, any party shall submit the dispute to Beijing Arbitration Commission for arbitration in accordance with the arbitration rules in force. The arbitration shall be conducted in Beijing in the Chinese language. The arbitral award shall be final and binding upon the Parties.

Article 10         In case of any inconsistency between this Investment Agreement and the Capital Increase Agreement and the Shareholders’ Agreement, this Investment Agreement shall prevail. Any matters not covered herein shall be executed in accordance with the Capital Increase Agreement and the Shareholders’ Agreement.

Article 11         This Investment Agreement shall come into force and be binding upon the Parties from the Signing Date; this Investment Agreement shall terminate upon the completion of the listing or the qualified acquisition by the Entity for Overseas Listing.

Article 12         This Investment Agreement shall be made in Chinese and the Parties shall sign the original in duplicate. The Parties shall hold one original respectively, both of which shall have the same force.

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IN WITNESS WHEREOF, the Parties or their duly authorized representatives have caused this Investment Agreement to be signed on the date first above written, i.e., October 25, 2019.

Tianjin Hongen Perfect Future Education Technology Co., Ltd. (Seal)		Sanming Juyichang Enterprise Management Service Partnership (Limited Partnership) (Seal)

Legal Representative:		Representative Delegated by the Executive Partner:

/s/ Dai Peng		/s/ Zhang Xiaoyi

Sanming Jushengyi Enterprise Management Service Partnership
(Limited Partnership)
(Seal)

Representative Delegated by the Executive

Partner:	/s/ Feng Zhiming

Liang Tian		Chi Hanfeng

Signature:	/s/ Liang Tian	Signature:	/s/ Chi Hanfeng

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IN WITNESS WHEREOF, the Parties or their duly authorized representatives have caused this Investment Agreement to be signed on the date first above written, i.e., Otober 25, 2019.

Tianjin Share Xinghan Enterprise Management Consulting Partnership (Limited Partnership)(Seal)

Representative Delegated by the Executive Partner:	/s/ Bai Wentao

The Supplementary Agreement No. 1 to the Investment Agreement Regarding Tianjin Hongen Perfect Future Education Technology Co., Ltd.

This Supplementary Agreement to the Investment Agreement (this “Supplementary Agreement”) was signed and concluded in Beijing, China, among the following parties on November 16, 2019 (the “Signing Date”):

(1)                      Tianjin Hongen Perfect Future Education Technology Co., Ltd., a limited liability company registered and incorporated in Tianjin on March 30, 2016 (Unified Social Credit Code: **********), with its legal representative being Dai Peng, (the “Target Company”);

(2)                      Chi Hanfeng, a Chinese citizen, whose identity card number is ********** (the “Founding Shareholder”);

(3)                      Liang Tian, a Chinese citizen, whose identity card number is **********;

(4)                      Sanming Juyichang Enterprise Management Service Partnership (Limited Partnership), a limited partnership registered and established in Sanming, Fujian Province on July 16, 2019 (Unified Social Credit Code: **********), with its executive partner being Sanming Shaxian Renchang Enterprise Management Services (“Juyichang”);

(5)                      Sanming Jushengyi Enterprise Management Service Partnership (Limited Partnership), a limited partnership registered and established in Sanming, Fujian Province on August 26, 2019 (Unified Social Credit Code: **********), with its executive partner of Sanming Jiangle Taihong Enterprise Management Services (“Jushengyi”);

(Chi Hanfeng, Liang Tian, Juyichang and Jushengyi are collectively referred to as the “Existing Shareholders”, and Chi Hanfeng is referred to as the “Founding Shareholder”);

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(6)                      Tianjin Share Xinghan Enterprise Management Consulting Partnership (Limited Partnership), a limited partnership in which Shenzhen Sharing Growth Investment Management Co., Ltd. serves as the general partner and the following parties and other parties (if any) serve as limited partners: Ningbo Meishan Bonded Port Area Hundun Phase I Investment Partnership (Limited Partnership), Shenzhen Xiangju Venture Capital Investment Partnership (Limited Partnership), and Ningbo Meishan Bonded Port Area Share Chuangxin Investment Partnership (Limited Partnership), with its executive partner being Shenzhen Sharing Growth Investment Management Co., Ltd. and Bai Wentao delegated as the representative (the “Limited Partnership of Share”);

The aforesaid parties are referred to herein, individually, as a “Party” and collectively as the “Parties”.

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Whereas:

(1)                      The Parties have signed the Investment Agreement Regarding Tianjin Hongen Perfect Future Education Technology Co., Ltd. (the “Original Agreement”) on October 25, 2019, agreeing that the Limited Partnership of Share will accept 100% equity of Sanming Kangqian Information Technology Service Co., Ltd. (the “SPV”) held by Chi Hanfeng, and that the Limited Partnership of Share shall transfer the 100% equity of SPV in their possession to Chi Hanfeng after the completion of the overseas shareholding;

(2)                      The Parties intend to alter the above 100% equity to 99% equity.

The Parties hereby agree as follows:

1.                  Article 1.1 of the Original Agreement shall be amended to:

The Limited Partnership of Share are obliged to sign the Equity Transfer Agreement and other necessary documents with the Founding Shareholder at the time required by the Target Company to accept the 99% equity of the SPV held by the Founding Shareholder, and they are also obliged to cooperate with the Founding Shareholder and the SPV to handle the industrial and commercial registration of changes at the time required by the Target Company.

2.                  Article 3.1 of the Original Agreement shall be amended to:

The Parties agree that the Limited Partnership of Share are obliged to transfer the 99% equity of SPV in their possession to the Founding Shareholder within ten (10) working days from the day when the Investor’s Overseas Shareholding Entity completes the overseas shareholding (for the avoidance of ambiguities and to be efficient, the date shall be subject to the date when the Investor’s Overseas Shareholding Entity and the Entity for Overseas Listing sign the share subscription agreement) (“Exit of Domestic Companies”).

3.                  Words and expressions not defined in this Supplementary Agreement shall have the same meaning as those in the Original Agreement, the Capital Increase Agreement, and the Shareholders’ Agreement.

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4.                  Other clauses of the Original Agreement shall remain unchanged and remain effective within the scope of the Original Agreement.

5.                  This Supplementary Agreement shall come into force since the Signing Date, be binding upon the Parties, and shall terminate on the date when the Original Agreement terminates.

6.                  In case there is any discrepancy between other agreements or contracts signed otherwise by the Parties and the Original Agreement and this Supplementary Agreement, the Original Agreement and this Supplementary Agreement shall prevail.

7.                  This Supplementary Agreement shall be made in Chinese and the Parties shall sign the original in duplicate. The Limited Partnership of Share and the other Parties shall hold one original respectively, both of which shall have the same force.

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IN WITNESS WHEREOF, the Parties or their duly authorized representatives have caused this Supplementary Agreement to be signed on the date first above written, i.e., November 16, 2019.

Tianjin Hongen Perfect Future Education Technology Co., Ltd.		Sanming Juyichang Enterprise Management Service Partnership
(Limited Partnership)
(Seal)		(Seal)

Representative Delegated by the Executive Partner:

Legal Representative:		/s/ Zhang Xiaoyi

/s/ Dai Peng

Sanming Jushengyi Enterprise Management Service Partnership
(Limited Partnership)
(Seal)

Representative Delegated by the Executive

Partner:	/s/ Feng Zhiming
Liang Tian		Chi Hanfeng

Signature:	/s/ Liang Tian	Signature:	/s/ Chi Hanfeng

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IN WITNESS WHEREOF, the Parties or their duly authorized representatives have caused this Supplementary Agreement to be signed on the date first above written, i.e., November 16, 2019.

Tianjin Share Xinghan Enterprise Management Consulting Partnership (Limited Partnership)(Seal)

Representative Delegated by the Executive Partner:	/s/ Bai Wentao

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The Supplementary Agreement No. 2 to the Investment Agreement Regarding

Tianjin Hongen Perfect Future Education Technology Co., Ltd.

This Supplementary Agreement (this “Supplementary Agreement”) was signed and concluded in Beijing, China, among the following parties on June 22, 2020 (the “Signing Date”):

(1)                                 Tianjin Hongen Perfect Future Education Technology Co., Ltd., a limited liability company registered and incorporated in Tianjin on March 30, 2016 (Unified Social Credit Code: **********), with its legal representative being Dai Peng, (the “Target Company”);

(2)                                 iHuman Inc., an exempted company with limited liability incorporated under the laws of the Cayman Islands (the “Listed Co”);

(3)                                 Tianjin Share Xinghan Enterprise Management Consulting Partnership (Limited Partnership), a limited partnership in which Shenzhen Sharing Growth Investment Management Co., Ltd. serves as the general partner and the following parties and other parties (if any) serve as limited partners: Ningbo Meishan Bonded Port Area Hundun Phase I Investment Partnership (Limited Partnership), Shenzhen Xiangju Venture Capital Investment Partnership (Limited Partnership), and Ningbo Meishan Bonded Port Area Share Chuangxin Investment Partnership (Limited Partnership), with its executive partner being Shenzhen Sharing Growth Investment Management Co., Ltd. and Bai Wentao delegated as the representative (the “Limited Partners of Share”);

(4)                                 Sanmng Kangqian Information Technonology Service Co., Ltd., a limited liability company incorporated in Sanming, Fujian Province on September 4, 2019 (Unified Social Credit Code: **********).

The aforesaid parties are referred to herein, individually, as a “Party” and collectively as the “Parties”.

Whereas:

(1)                                 The Parties have signed the Investment Agreement Regarding Tianjin Hongen Perfect Future Education Technology Co., Ltd. on October 25, 2019 (as amended by its supplemental agreement No. 1), the Capital Increase Agreement Regarding the Target Company on October 25, 2019, and the Shareholders’ Agreement regarding the Target Company on October 25, 2019 (collectively the “Onshore Investment Agreements”);

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(2)                                 For the purpose of clearing the approvals and filing of overseas direct investment (“ODI Registration”) by Limited Partners of Share, the Parties have signed the iHuman Inc. Shares Subscription Agrement (as amended by subplemental agreement No. 1) on Novermber 20, 2019, which provides that Limited Partners of Shares will invest RMB FORTY MILLION (RMB40,000,000) equivalent US dollars in the Listed Co;

(3)                                 For the purpose of mirroing the rights and obligations of parties under the Onshore Investment Agreements on Listed Co level, the Parties have signed the Shareholders Agreement on June 8, 2020 (collectively with the iHuman Inc. Shares Subscription Agrement, the “Offshore Investment Agreements”, together with the Onshore Investment Agreement, the “Origianl Agreements” ).

The Parties hereby to clarify the transactions under the Original Agreements and meanings of specific terms of the Original Agreements as follows:

1.                  Notwithstanding anything to the contrary provided in the Onshore Investment Agremeents and/or the Offshore Investment Agreements, the Parties hereby confirm and acknowledge that the transactions provided in the Onshore Invesment Agreements and Onshore Investment Agreements are integrated package deal.  Without satisfying the conditions of (i) Limited Partners of Share fully pays RMB ONE HUNDRED AND SIXTY MILLION (RMB160,000,000) into Target Company and/or Listed Co (“Capital Injection Obligation”); (ii) Limited Partners of Share acquires 5% equity interest of Target Company (“Target Equity”); (iii) Limited Partners of Share obtains written consent of foundering shareholder, Limited Partners of Share is not entitled to transfer all or part of Target Equity or assign all or part of its Capital Injection Obligation to any other third party.

2.                  The Parties hereby acknowledge and confirm that, upon the full payment of RMB ONE HUNDRED AND TWENTY MILLION (RMB120,000,000) by Limited Parter of Share via its specific purpose vehicle, Sanmng Kangqian Information Technonology Service Co., Ltd. to Target Company, which was on December 6, 2019, the Parties confirm that the integrated package deal described in Section 1 above has been closed; the Parties acknowledge and confirm that the exercise period of redemption right entitled by Limited Partner of Share commenced from that date, and the redemption price shall be calculated pursuant to the applicable terms of the Original Agreements.

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3.                  The terms provided in this supplemental agreement shall have the same meanng ascribed to them by the Onshore Investment Agreements, Offshore Investment Agreements, as applicable.

4.                  This supplemental Agreement shall be made in Chinese.  Each of the Parties shall hold one original respectively, all of which have the same force.

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IN WITNESS WHEREOF, the Parties or their duly authorized representatives have caused this Supplementary Agreement No. 2 to be signed on the date first above written, i.e., June 22, 2020.

Tianjin Hongen Perfect Future Education Technology Co., Ltd.

(Seal)

Legal Representative:

/s/ Dai Peng

iHuman Inc.

Authorized Representative:

/s/ Dai Peng

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IN WITNESS WHEREOF, the Parties or their duly authorized representatives have caused this Supplementary Agreement No. 2 to be signed on the date first above written, i.e., June 22, 2020.

Tianjin Share Xinghan Enterprise Management Consulting Partnership (Limited Partnership)(Seal)

Representative Delegated by the Executive Partner: /s/ Bai Wentao

Sanming Kangqian Information Technology Service Co. Ltd. (Seal)

Authorized Representative: /s/ Hanfeng Chi